AMENDMENT NO. 1 TO

AGREEMENT AND PLAN OF REORGANIZATION

This AMENDMENT NO. 1 to the AGREEMENT AND PLAN OF REORGANIZATION is entered into as of November 6, 2013 by and among Andina Acquisition Corporation (“Andina”), Andina Merger Sub, Inc. (“Merger Sub”), Tecnoglass S.A. (“Tecnoglass”) and C.I. Energia Solar S.A. E.S. Windows (“ES” and together with Tecnoglass, the “Company”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

WHEREAS, the parties entered into that certain Agreement and Plan of Reorganization dated as of August 17, 2013 (the “Merger Agreement”) providing for the Merger; and

WHEREAS, in accordance with Section 10.10 of the Merger Agreement, the parties wish to amend certain terms and provisions of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          The references to February 28, 2014 in Sections 1.14(a) and (b), February 28, 2015 in Sections 1.14(c) and (d) and February 29, 2016 in Sections 1.14(e) and (f) of the Merger Agreement are hereby amended to be December 31, 2014, December 31, 2015 and December 31, 2016, respectively.

2.          The Merger Agreement is hereby amended to add the following new Section 5.20:

“5.20     Fiscal Year End. On or prior to the Closing, Parent shall change its fiscal year end to December 31.”

3.          The reference to December 16, 2013 in Section 8.1(b) of the Merger Agreement is hereby amended to be December 22, 2013.

4.          Except as specifically provided in this Amendment No. 1, no provision of the Merger Agreement is modified, changed, waived, discharged or otherwise terminated and the Merger Agreement shall continue to be in full force and effect. This Amendment No. 1, together with the Merger Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Amendment No. 1 may be executed and delivered (including by facsimile) in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed and delivered by the duly authorized officers of the parties as of the date first written above.

ANDINA ACQUISITION CORPORATION

By:	/s/ B. Luke Weil
Name: B. Luke Weil
Title: Chief Executive Officer

ANDINA MERGER SUB, INC.

By:	/s/ B. Luke Weil
Name: B. Luke Weil
Title: Chief Executive Officer

TECNOGLASS S.A.

By:	/s/ Jose M. Daes
Name: Jose M. Daes
Title: Authorized Agent

C.I. ENERGIA SOLAR S.A. E.S. WINDOWS

By:	/s/ Jose M. Daes
Name: Jose M. Daes
Title: Authorized Agent

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